UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 29, 2007

House of Taylor Jewelry, Inc.

(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	0-25377 (Commission File Number)	33-0805583 (IRS employer identification no.)
9200 Sunset Blvd. Suite 425 West Hollywood, California	90069
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(310) 860-2660

 (Registrant’s former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01    Financial Statements and Exhibits.

On August 29, 2007, House of Taylor Jewelry, Inc. issued a press release announcing that select diamond, bridal and fashion jewelry collections from the Kathy Ireland Jewelry brand will be available in the U.S. military’s Exchange Catalog beginning September 28, 2007 and online through the military exchanges’ websites.  The military exchanges, which include the Army & Air Force Exchange Service, Marine Corps Exchange System, Navy Exchange Service and Coast Guard Exchange System, report a global reach of more than 11.5 million authorized military shoppers in more than 35 countries.

 (c) Exhibits

Exhibit No.	Description
16.1	Press Release dated August 29, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2007	House of Taylor Jewelry, Inc.
/s/ Bob Rankin
Bob Rankin, Chief Financial Officer

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